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                                                                   EXHIBIT 10.34

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                (Borrowing Base)

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (Borrowing Base)(this "Amendment") dated effective as of November 21, 1997 (the "Effective Date"), is by and between XETEL CORPORATION ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").

PRELIMINARY STATEMENT

         The Bank and the Borrower have entered into a Credit Agreement (with Borrowing Base) dated as of August 23, 1996 as amended by First Amendment dated April 15, 1997 (the "Credit Agreement"). The "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify and increase the amount of the Advance/Term Note.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

         Section 1. Advance/Term Note. Section 1.1.B of the Credit Agreement is amended by substituting the following for the Section 1.1.B of the Credit
Agreement:

         "ADVANCE TERM NOTE 1.1.B Bank agrees to renew, modify and increase an advance loan converting to a term loan on the Advance Termination Date (as defined in the Advance/Term Note) in the original amount of $2,500,000.00 to $3,250,000.00 ("Advance/Term Loan" or "Advance/Term
         Loans") to Borrower as evidenced by a promissory note in Proper Form in the original principal amount of $3,250,000.00 dated November 21, 1997 and maturing August 31, 2000 (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Advance/Term Note"), which is given in renewal, modification and increase of that certain promissory note dated April 15, 1997 in the original principal amount of $2,500,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed A/T Note"). The parties hereto agree that there is as of the Effective Date an outstanding principal balance of $1,999,999.99 under the Advance/Term Note leaving a balance as of the Effective Date of $1,250,000.01 under the Advance/Term Note available for Advance/Term Loans subject to the terms and conditions of this Agreement. The Advance/Term Loans shall be for the purpose of financing Borrower's leasehold improvements."

         Section 2.  The Credit Agreement is amended by adding a new Section
1.6 to read as follows:

         "CONFIRMATION OF SECURITY INTERESTS 1.6. Borrower confirms and ratifies each of the liens, security interests and other interests granted in each and all security agreements executed in connection with, related to, or securing the Revolving Note and the Renewed A/T Note as extending to and securing the Loans and the Notes including but not limited to each of those interests and liens described in the following listed Security Agreements. Borrower further agrees and acknowledges that the terms "secured indebtedness" and "indebtedness secured hereby" as used in any security agreement including any supplemental security agreements executed in connection with or related to, or securing the Renewed Note, or any other indebtedness of Borrower to Bank, including but not limited to the following security agreements executed by Borrower and delivered to Bank: Security Agreement - Accounts dated August 23, 1996; Security Agreement - dated August 23, 1996, including any Supplemental Security Agreements supplementing any of the foregoing, and any other security agreements previously executed by Borrower and delivered to Bank and not released by Bank and all security agreements executed as of the Effective Date (each and all "Security Agreements") include, but are not limited to, each and all indebtedness of all character and kind related to or evidenced by the Revolving Note, the Renewed A/T Note, the Advance/Term Note and related to the Loan Documents."

         Section 3. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

         Section 4. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below.

         Section 5. The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

         Section 6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

         Section 7. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

         Section 8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.


Second Amendment, Xetel Corporation, November 21, 1997
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         THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN
AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE
CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

                 BORROWER:                 XETEL CORPORATION


                                           By:
                                              --------------------------------

                                           Name:
                                                ------------------------------

                                           Title:
                                                 -----------------------------

                                           Address:
                                                   ---------------------------


                 BANK:                     TEXAS COMMERCE BANK
                                              NATIONAL ASSOCIATION

                                           By:
                                              --------------------------------

                                           Name:
                                                ------------------------------

                                           Title:
                                                  ----------------------------





Second Amendment, Xetel Corporation, November 21, 1997